Reinhart Mid Cap PMV Fund Summary Prospectus September 28, 2017 Investor Class – RPMMX Advisor Class – RPMVX Institutional Class – RPMNX

Before you invest, you may want to review Reinhart Mid Cap PMV Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated September 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on its website at http://www.reinhartfunds.com.  You can also get this information at no cost by calling the Fund (toll-free) at (855) 774-3863 or by sending an e-mail request to info@reinhart-partnersinc.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class	Institutional Class
	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class	Institutional Class
Management Fees(1)	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	0.25%	0.00%	0.00%
Shareholder Service Plan Fees	0.15%	0.15%	0.00%
Other Expenses	0.21%	0.21%	0.21%(2)
Acquired Fund Fees and Expenses (3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.52%	1.27%	1.12%
Less: Fee Waiver (4) (5)	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver (3) (4) (5)	1.31%	1.06%	0.91%

(1)	Management fees have been restated to reflect current fees.
(2)	Other Expenses are based on estimates for the current fiscal year.
(3)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(4)
Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2027.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

(5)	The Less: Fee Waiver and Total Annual Fund Operating Expenses After Fee Waiver have been restated to reflect the Fund’s current expense limitation.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for each period).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$133	$415	$718	$1,579
Advisor Class	$108	$337	$585	$1,294
Institutional Class	$93	$290	$504	$1,120

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks issued by mid capitalization (“mid cap”) companies.  The Fund considers a company to be a mid cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index as of the date it was last reconstituted.  The market capitalizations within the index vary, but as of May 31, 2017 they ranged from approximately $0.7 billion to $40.5 billion.  The Fund’s investment strategy utilizes the Adviser’s proprietary Private Market Value (“PMV”) methodology to determine a company’s true intrinsic value, which is the amount an acquirer would be willing to pay for the entire company.  This PMV becomes the “anchor” by which all decisions by the Adviser are framed within an emotional market.  PMV is calculated by observing actual takeover valuations and applying the corresponding, appropriate valuation multiples to each security analyzed. Because stock prices tend to be more volatile than a security’s intrinsic value, this discipline seeks to eliminate the emotion of the markets and identify objective investment opportunities.

The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV and typically sells investments when they reach or are close to reaching the PMV, or due to a change in the fundamentals of the security.  The fundamentals may change by improvement or deterioration. If the fundamentals deteriorate, a security will be sold before it reaches the PMV price target. If the fundamentals improve, the PMV price target may be increased.   Key fundamentals will vary by industry.  The major categories generally include financial metrics such as sales growth, profit margins, free cash flow and returns-on-capital.  In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance.  From time to time, the Fund may also invest in real estate investment trusts (“REITs”). The Fund may focus its investments in securities of companies in the same economic sector.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Mid Cap Companies Risk.  Securities of mid cap companies may be more volatile and less liquid than the securities of large-cap companies.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

REIT Risk.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.  Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied for annual periods through December 31, 2016.  Figures shown in the bar chart are for the Fund’s Advisor Class shares.  Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s average annual total returns over time compared with a broad-based securities market index.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance information is available at www.reinhartfunds.com or by calling (855) 774-3863.

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q1 2013 13.05%	Q3 2015 (7.61)%

Year-to-Date Return as of June 30, 2017
4.64%

Average Annual Total Returns for the periods ended December 31, 2016
	One Year	Since Inception (5/31/2012)
Advisor Class Shares
Return Before Taxes	20.87%	13.57%
Return After Taxes on Distributions	19.90%	12.47%
Return After Taxes on Distributions and Sale of Fund Shares	12.31%	10.55%
Investor Class Shares
Return Before Taxes	20.66%	13.30%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	16.24%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  No returns are shown for Institutional Class shares since Institutional Class shares were not offered prior to the date of this Prospectus.  Average annual total returns for Institutional Class shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.  Actual after-tax returns depend on your situation and may differ from those shown.  After-tax returns are shown only for the Advisor Class; after-tax returns for the Investor and Institutional Class will vary to the extent each share class has different expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Reinhart Partners, Inc. is the Fund’s investment adviser.

Portfolio Managers
Brent Jesko, Principal and Senior Portfolio Manager of the Adviser, is the Fund’s lead portfolio manager and Matthew Martinek, CFA, Portfolio Manager of the Adviser, is the Fund’s portfolio manager.  They are responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception in May 2012.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Reinhart Mid Cap PMV Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at (855) 774-3863, by wire transfer, or through a financial intermediary.

The Fund’s minimum initial and subsequent investment amounts are shown below.

	Minimum Initial Investment	Minimum Subsequent Investments
Investor & Advisor Classes	$5,000	$100
Institutional Class*	$1,000,000	None

* The minimum initial investment is waived for institutional investors that maintain accounts at an omnibus or plan level for employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 401(k), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.